UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009 (June 30, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                            Other Events.

On June 30, 2009, Roni Haliva, General Manager of Xfone 018 Ltd. (“Xfone 018”), the Israel-based majority owned subsidiary of Xfone, Inc. (the “Company”), resigned from his position with Xfone 018.  In connection with his resignation, Mr. Haliva relinquished his rights to be granted stock options to purchase shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan, which had been set forth in Mr. Haliva’s employment contract with Xfone 018.

Xfone 018’s board of directors intends to commence a search for a candidate to fill the position of General Manager.

Item 9.01.                           Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: June 30, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director